Exhibit 10.1
Execution Version

AMENDMENT NO. 1 TO THE
TERM LOAN CREDIT AGREEMENT
Dated as of March 3, 2017
AMENDMENT NO. 1 TO THE TERM LOAN CREDIT AGREEMENT (this “Amendment”) among Everett SpinCo, Inc., a Delaware corporation (expected to be reincorporated in Nevada immediately prior to consummation of the Merger) (the “Borrower”), the Lenders (as defined below) party hereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent (the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Term Loan Credit Agreement dated as of December 16, 2016 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    Under the existing terms of the Credit Agreement, Section 2.06(a)(v) provides that the Borrower would be required to repay the aggregate principal amount of the Advances outstanding on the date that is 3 Business Days after the consummation of the Merger (the “Guarantee Stop Date”) and any accrued interest thereon and any fees and other amounts payable under the Credit Agreement in the event that CSC has not executed and delivered the Guaranty on or prior to the Guarantee Stop Date.
(3)    Under the existing terms of the Guaranty, the Guaranty shall terminate and CSC, as the Guarantor, shall be fully and finally released from all of its obligations thereunder, upon the date (the “Guarantee Release Date”) on which the Borrower shall have been (or simultaneously shall be) substituted for the Guarantor as the borrower, issuer or guarantor, as the case may be, in respect of all Indebtedness under the agreements set forth in Schedule I to the Guaranty, the Guarantor’s obligations in respect of such Indebtedness shall have been (or simultaneously shall be) released or such Indebtedness shall have been (or simultaneously shall be) repaid in full.
(4)    CSC entered into amendments in connection with the agreements set forth on Annex I hereto (the “Amended Agreements”) on, with respect to the Dealer Agreement (as defined in Annex I), February 16, 2017 and, with respect to the other agreements set forth on Annex I hereto, February 17, 2017 that provide for the replacement of CSC with the Borrower as borrower, issuer or guarantor, as the case may be, thereunder upon consummation of the Merger and delivery by the Borrower of certain customary closing documentation; it being understood that the replacement of CSC with the Borrower as guarantor in respect of the notes issued under the Dealer Agreement excludes any such notes issued thereunder on or prior to February 16, 2017, and outstanding at the time of, the consummation of the Merger.

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(5)    The Indebtedness in respect of the agreements set forth on Annex II hereto (the “Other Agreements”) either (i) does not include a guarantee by CSC of such Indebtedness or (ii) includes a cross-guarantee by CSC as a member of the applicable pooling arrangement that is identical to the cross-guarantees provided by the other members of the applicable pooling arrangement, but does not include a standalone parent guarantee by CSC.
(6)    The Borrower desires to amend the Credit Agreement to, among other things, remove the mandatory prepayment provision relating to CSC executing and delivering the Guaranty on or prior to the date that is 3 Business Days after the consummation of the Merger.
(7)    Pursuant to Section 9.01 of the Credit Agreement, the Majority Lenders (with the acknowledgment of the Administrative Agent) may enter into written agreements amending or changing any provision of the Credit Agreement.
(8)    The parties hereto desire to amend the Credit Agreement as set forth below on the terms as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Amendments to Credit Agreement.The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
(a)    Section 1.01 is amended by deleting the definitions of “Guarantee Effective Date”, “Guarantee Release Date”, “Guarantee Stop Date”, “Guarantor”, “Guaranty” and “Loan Parties” in their entirety.
(b)    The definition of “Exchange Act Report” in Section 1.01 is amended and restated in its entirety as follows:
“Exchange Act Report” means collectively, the Form S-4, the Annual Reports of the Borrower, if any (and, for dates and periods prior to the Merger, CSC) on Form 10-K, from time to time, the Quarterly Reports on Form 10-Q, from time to time, and Reports on Form 8-K of the Borrower, if any (and for dates and periods prior to the Merger, CSC) filed with or furnished to the SEC from time to time.
(c)    The definition of “Loan Document” in Section 1.01 is amended and restated in its entirety as follows:
“Loan Document” means this Agreement, the Fee Letter and any Note.
(d)    Section 2.06(a)(v) is amended and restated in its entirety as follows:

(v)    for the account of each Lender, in the event that the Spin Transaction and the Merger have not been consummated on or prior to the date that is 30 days after the Funding Date (the “Long Stop Date”), the aggregate principal amount of the Advances outstanding on the Long Stop Date and any accrued interest thereon and any fees and other amounts payable hereunder.
(e)    Section 6.01 is amended by (i) deleting, at the end of clause (h) thereof, the word “or” and (ii) deleting clause (i) in its entirety.
(f)    The lead-in to Section 9.01 is amended by deleting the expression “or, after the Guarantee Effective Date and prior to the Guarantee Release Date, the Guarantor”.
(g)    Section 9.01 is amended by replacing clause (f) in its entirety with the following:
(f)    [Reserved];
(h)    Clause (i) of Section 9.02(a) is amended by deleting therefrom the reference to, and the notice information for, the Guarantor.
(i)    The second sentence of Section 9.02(c) is amended by (i) replacing the comma after “Administrative Agent” with “and” and (ii) deleting the expression “and, from and after the Guarantee Effective Date and prior to the Guarantee Release Date, the Guarantor”.
(j)    Section 9.06 is amended by deleting the last sentence thereof in its entirety.
(k)    After giving effect to Section 1(a), each other reference to “the Loan Parties”, “any Loan Party” or “such Loan Party” in the Credit Agreement shall be replaced with a reference to “the Borrower”.
(l)    Each other reference to “Guarantor” shall be removed in its entirety.
(m)    Exhibit B to the Credit Agreement is deleted in its entirety.
SECTION 2.    Conditions of Effectiveness.This Amendment shall become effective on the first date (the “Effective Date”) on which the Administrative Agent shall have received counterparts hereof executed by the Borrower and the Majority Lenders or, as to any Lender, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment.
SECTION 3.    Effectiveness of the Guarantee Release Date.The Administrative Agent and each Lender party hereto acknowledges and agrees that, on the Effective Date, without further action by any person or entity, the Guarantee Release Date (as defined in the Credit Agreement prior to giving effect to this Amendment) will be deemed to have occurred.

SECTION 4.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.(a)    On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(a)        The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 5.    Costs and Expenses.The Borrower agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Administrative Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 6.    Execution in Counterparts.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    Governing Law.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
EVERETT SPINCO, INC., as the Borrower
By:    _/s/ Rishi Varma ____________________
Name: Rishi Varma
Title: Director, President and Secretary
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Administrative Agent and as a Lender

By:    _/s/ Lillian Kim_____________________
Name: Lillian Kim
Title: Director

ROYAL BANK OF CANADA, as a Lender

By:    _/s/ Theodore Brown _______________
Name: Theodore Brown
Title: Authorized Signatory
BANK OF AMERICA, N.A., as a Lender

By:    _/s/ Arti Digme ____________________
Name: Arti Digme
Title: Vice President
LLOYDS BANK PLC, as a Lender

By:    _/s/ Daven Popat ___________________
Name: Daven Popat
Title: Senior Vice President

By:    _/s/ Erin Walsh _____________________
Name: Erin Walsh
Title: Assistant Vice President

MIZUHO BANK, LTD., as a Lender

By:    _/s/ Daniel Guevara __________________
Name: Daniel Guevara
Title: Authorized Signatory
GOLDMAN SACHS BANK USA, as a Lender

By:    _/s/ Ushma Dedhiya __________________
Name: Ushma Dedhiya
Title: Authorized Signatory
CITIBANK, N.A., as a Lender

By:    _/s/ James M. Walsh _________________
Name: James M. Walsh
Title: Managing Director, Vice President
COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:    _/s/ Tom Kang _____________________
Name: Tom Kang
Title: Head of TMT Coverage
COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:    _/s/ Anne Culver_____________________
Name: Anne Culver
Title: TMT Coverage
TD BANK, N.A., as a Lender

By:    _/s/ Mark Hogan ___________________
Name: Mark Hogan
Title: Senior Vice President
BARCLAYS BANK PLC, as a Lender

By:    _/s/ Evan Moriarty ___________________
Name: Evan Moriarty
Title: Assistant Vice President
PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Carolyn West _____________________
Name: Carolyn West
Title: Senior Vice President
SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    _/s/ James D. Weinstein _______________
Name: James D. Weinstein
Title: Managing Director
BAYERISCHE LANDESBANK, New York Branch, as a Lender

By:    _/s/ Varbin Staykoff
Name: Varbin Staykoff
Title: Senior Director
By:    /s/ Elke Videgain ____________________
Name: Elke Videgain
Title: Vice President
DANSKE BANK A/S, as a Lender

By:    /s/ Meret Ryvald-Christensen ______
Name: Meret Ryvald-Christensen
Title: Chief Loan Manager
By:    _/s/ Gert Carstens________________
Name: Gert Carstens
Title: Senior Loan Manager
DBS BANK LTD., as a Lender

By:    _/s/_________________________
Name:
Title:
FIFTH THIRD BANK, as a Lender

By:    _/s/ Douglas T. Brown
Name: Douglas T. Brown
Title: SVP
ING BANK N.V., DUBLIN BRANCH, as a Lender

By:    _/s/ Padraig Matthews _________________
Name: Padraig Matthews
Title: Vice President
By:    _/s/ Sean Hassett
Name: Sean Hassett
Title: Director
NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By:    _/s/ Michael Peterson
Name: Michael Peterson
Title: Director
THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:    __/s/ Jonathan Eady ________________
Name: Jonathan Eady
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:    _/s/ Diane Emanuel ______________
Name: Diane Emanuel
Title: Managing Director
STANDARD CHARTERED BANK, as a Lender

By:    _/s/ Steven Aloupis _________
Name: Steven Aloupis
Title: Managing Director
STATE BANK OF INDIA, CHICAGO BRANCH, as a Lender

By:    _/s/ Manoranjan Panda _______________
Name: Manoranjan Panda
Title: VP & Head (Credit Mngnt. Head)
U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ __ Richard J. Ameny Jr. ___________
Name: Richard J. Ameny Jr.
Title: Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:    _/s/ Karen H. McClain __________
Name: Karen H. McClain
Title: Managing Director
WESTPAC BANKING CORPORATION, as a Lender

By:    __/s/ Su-Lin Watson ______________
Name: Su-Lin Watson
Title: Director
KBC BANK NV, NEW YORK BRANCH, as a Lender

By:    _/s/ Nicholas Philippides __________
Name: Nicholas Philippides
Title: Vice President
By:    _/s/ Susan M. Silver __________________
Name: Susan M. Silver
Title: Managing Director
THE BANK OF NEW YORK MELLON CORPORATION, as a Lender

By:    _/s/ Daniel Koller ____________________
Name: Daniel Koller
Title: Authorized Signatory
THE NORTHERN TRUST COMPANY, as a Lender

By:    _/s/ Joshua Metcalf________________
Name: Joshua Metcalf
Title: 2VP
Annex I
Amended Agreements

1.
Amended and Restated Credit Agreement dated as of October 11, 2013 among Computer Sciences Corporation as borrower, the lenders from time to time party thereto and Citibank, N.A. as administrative agent (as amended, amended and restated, supplemented or otherwise modified from time to time)

2.
Term Loan Credit Agreement dated as of March 21, 2016 among Computer Sciences Corporation as borrower, the lenders from time to time party thereto and Bank of America, N.A. as administrative agent (as amended, amended and restated, supplemented or otherwise modified from time to time)

3.
Credit Agreement dated as of December 16, 2015 among CSC Computer Sciences UK Holdings Limited as borrower, Computer Sciences Corporation as guarantor, the lenders from time to time party thereto and Lloyds Bank PLC as administrative agent (as amended, amended and restated, supplemented or otherwise modified from time to time)

4.
Syndicated Facility Agreement dated as of July 25, 2016 among CSC Australia PTY. Limited and UXC Limited as borrowers, Computer Sciences Corporation as guarantor and Commonwealth Bank of Australia as agent (as amended, amended and restated, supplemented or otherwise modified from time to time)

5.
Notes issued pursuant to the Dealer Agreement dated as of July 24, 2015 among CSC Capital Funding Limited, as issuer, Computer Sciences Corporation, as guarantor, the dealers from time to time party thereto and Citibank International Limited as arranger (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Dealer Agreement”) (excluding any such notes issued on or prior to February 16, 2017, and outstanding at the time of, the consummation of the Merger)

6.
Amended and Restated Master Loan and Security Agreement dated as of April 4, 2016 among CSC Asset Funding I LLC as borrower, Computer Sciences Corporation as guarantor, the lenders from time to time party thereto and Bank of America, N.A. as administrative agent (as amended, amended and restated, supplemented or otherwise modified from time to time)

7.
Overdraft Facility dated as of March 16, 2016 between Lloyds Bank plc and CSC Computer Sciences EMEA Finance Ltd. (as amended, amended and restated, supplemented or otherwise modified from time to time)

8.
Corporate Guaranty dated as of April 8, 2014 by Computer Sciences Corporation and accepted and agreed to by Citibank, N.A. (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Corporate Guaranty”) (for the avoidance of doubt, the obligations of CSC Technology Singapore PTE Ltd. (“CSC Singapore”) under that certain Notional Pooling Agreement between Citibank N.A., Singapore Branch and CSC Singapore are among the obligations guaranteed by CSC pursuant to the Corporate Guaranty)

Annex II
Other Agreements

1.	$62,500,000 mandatorily redeemable preferred stock (the “Preferred Stock”) issued by CSC Consulting Inc., due March 2023 (for the avoidance of doubt, CSC does not guarantee the Preferred Stock)

2.
Multi-Party Account Pooling Agreement dated as of June 26, 2013 between the companies from time to time party thereto and Bank of America, National Association (as amended, amended and restated, supplemented or otherwise modified from time to time)

3.
Multi-Party Account Pooling Agreement dated as of March 18, 2013 between the companies from time to time party thereto and Bank of America, National Association (as amended, amended and restated, supplemented or otherwise modified from time to time)

4.
Cross Currency Pooling Agreement dated as of January 4, 2016 between the companies from time to time party thereto and DBS Bank Ltd. (as amended, amended and restated, supplemented or otherwise modified from time to time)

4